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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 4, 2005

                              CARDINAL HEALTH, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      OHIO
                 (State or Other Jurisdiction of Incorporation)

       1-11373                                           31-0958666
(Commission File Number)                    (IRS Employer Identification Number)

                    7000 CARDINAL PLACE, DUBLIN, OHIO 43017
          (Address of Principal Executive Offices, Including Zip Code)
                                 (614) 757-5000
              (Registrant's Telephone Number, Including Area Code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The information set forth under this "Item 2.02 Results of Operations and Financial Condition" is intended to be furnished and such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

      A copy of a press release announcing the Registrant's results for the second fiscal quarter ended December 31, 2004 is attached hereto as Exhibit 99.01.

      Attached hereto as Exhibit 99.02 is a discussion of the reasons why management believes that presenting results that exclude the impact of special charges provides a useful representation of the Registrant's current performance and trends.

ITEM 7.01 REGULATION FD DISCLOSURE

ACCOUNTING INVESTIGATION UPDATE

      As more fully described in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004 (the "2004 Form 10-K"), in October 2003, the Securities and Exchange Commission (the "SEC") initiated an informal inquiry regarding Cardinal Health, Inc. (the "Company"). The SEC's request sought historical financial and related information including but not limited to the accounting treatment of certain recoveries from vitamin manufacturers. The SEC's request sought a variety of documentation, including the Company's accounting records for fiscal 2001 through fiscal 2003, as well as notes, memoranda, presentations, e-mail and other correspondence, budgets, forecasts and estimates. In connection with the SEC's informal inquiry, the Audit Committee of the Board of Directors of the Company commenced its own internal review in April 2004, assisted by independent counsel. On May 6, 2004, the Company was notified that the SEC had converted the informal inquiry into a formal investigation. On June 21, 2004, as part of the SEC's formal investigation, the Company received an additional SEC subpoena that included a request for the production of documents relating to revenue classification, and the methods used for such classification, in the Company's Pharmaceutical Distribution business as either "Operating Revenue" or "Bulk Deliveries to Customer Warehouses and Other." In addition, the Company learned that the U.S. Attorney for the Southern District of New York had also commenced an inquiry with respect to the Company that the Company understands relates to the revenue classification issue. On October 12, 2004, in connection with the SEC's formal investigation, the Company received a subpoena from the SEC requesting the production of documents relating to compensation information for specific current and former employees and officers. The Company continues to respond to the SEC's investigation and the Audit Committee's internal review and provide all information required.

      During September and October 2004, the Audit Committee reached certain conclusions with respect to findings from its internal review as of the date of the determination. These conclusions regarding certain items that impact revenue and earnings relate to four primary areas of focus: (1) classification of sales to customer warehouses between "Operating Revenue" and "Bulk Deliveries to Customer Warehouses and Other" within the Company's Pharmaceutical Distribution and Provider Services segment; (2) disclosure of the Company's practice, in certain reporting periods, of accelerating its receipt and recognition of cash discounts earned from suppliers for prompt payment; (3) timing of revenue recognition within the Company's Automation and Information Services segment; and (4) certain balance sheet reserve and accrual adjustments that have been identified in the internal review. The Audit Committee's internal review with respect to the financial statement impact of the matters reviewed to date is substantially complete. In connection with these conclusions, the Audit Committee determined that the financial statements of the Company with respect to fiscal 2000, 2001, 2002 and 2003 as well as the first three quarters of fiscal 2004 should be restated to reflect the conclusions from its internal review to date.

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These restatements were reflected in the 2004 Form 10-K.

      Following the conclusions reached by the Audit Committee in September and October 2004, the Audit Committee began the task of assigning responsibility for the financial statement matters described above which were reflected in the 2004 Form 10-K and has determined to take disciplinary actions with respect to the Company's employees who it determined bore responsibility for these matters, other than with respect to the accounting treatment of certain recoveries from vitamin manufacturers for which there is an ongoing separate Board committee internal review (discussed below). The disciplinary actions ranged from terminations or resignations of employment to required repayments of some or all of fiscal 2003 bonuses from certain employees to letters of reprimand. These disciplinary actions affect senior financial and managerial personnel, as well as other personnel, at the corporate level and in four business segments. None of the Company's current corporate executive officers (who are identified at www.cardinal.com) were the subject of disciplinary action by the Audit Committee. All affected employees have been notified. In connection with the determinations made by the Audit Committee, Gary S. Jensen, the Company's controller, has resigned, which resignation will be effective on February 15, 2005. With the exception of conclusions concerning the responsibility for matters relating to the Company's accounting treatment of certain recoveries from vitamins manufacturers which are being addressed by a separate committee of the Board, the Audit Committee has completed its determinations of responsibility for the financial statement matters described above which were reflected in the 2004 Form 10-K.

      As the Company continues to respond to the SEC's investigation, the U.S. Attorney's inquiry and the Audit Committee's internal review, there can be no assurance that additional restatements will not be required, that the historical financial statements included in the 2004 Form 10-K, or the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2004, will not change or require amendment, or that additional disciplinary actions would not be required in such circumstances. In addition, as the SEC's investigation, the U.S. Attorney's inquiry and the Audit Committee's internal review continue, the Audit Committee may identify new issues, or make additional findings if it receives additional information, that may impact the Company's financial statements and the scope of the restatements described in the 2004 Form 10-K and the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2004.

      In connection with the SEC's formal investigation, a committee of the Board of Directors, with the assistance of independent counsel, is separately conducting an internal review to assign responsibility for matters relating to the Company's accounting treatment of certain recoveries from vitamin manufacturers. In the 2004 Form 10-K, as part of the Audit Committee's internal review, the Company reversed its previous recognition of estimated recoveries from vitamin manufacturers for amounts overcharged in prior years and recognized the income from such recoveries as a special item in the period cash was received from the manufacturers. The SEC staff had previously advised the Company that, in its view, the Company did not have an appropriate basis for recognizing the income in advance of receiving the cash. The Company is responding to the separate committee internal review and providing all information required.

      The conclusions of the Audit Committee's internal review to date with respect to financial statement matters is set forth in Notes 1 and 2 of Notes to the Consolidated Financial Statements included in the 2004 Form 10-K and additional information is set forth in Note 1 to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2004.

      The SEC investigation, the U.S. Attorney inquiry, the Audit Committee internal review and the separate committee internal review remain ongoing. While the Company is continuing in its efforts to respond to these inquiries and provide all information required, the Company cannot predict the outcome

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 of the SEC investigation, the U.S. Attorney inquiry, the Audit Committee internal review or the separate committee internal review. The outcome of the SEC investigation, the U.S. Attorney inquiry and any related legal and administrative proceedings could include the institution of administrative, civil injunctive or criminal proceedings involving the Company and/or current or former Company employees, officers and/or directors, as well as the imposition of fines and other penalties, remedies and sanctions.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

      99.01 Press release issued by the Company on February 4, 2005, and furnished under this Current Report.

      99.02 Information released by the Company on February 4, 2005, and furnished under this Current Report.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Cardinal Health, Inc.
                                        (Registrant)

Date:  February 4, 2005                 By:  /s/ J. Michael Losh
                                             ---------------------------------
                                             Name:     J. Michael Losh
                                             Title:    Chief Financial Officer

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                                  EXHIBIT INDEX

99.01 Press release issued by the Company on February 4, 2005, and furnished under this Current Report.

99.02 Information released by the Company on February 4, 2005, and furnished under this Current Report.

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